UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant☒
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NEPHROS, INC.
_____________________________________________________________________________________________________________________________________________________________
(Name of Registrant as Specified in its Charter)
_____________________________________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
_____________________________________________________________________________________________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
_____________________________________________________________________________________________________________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________________________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:

_____________________________________________________________________________________________________________________________________________________________
(5)	Total fee paid:
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
_____________________________________________________________________________________________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
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(3)	Filing Party:
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(4)	Date Filed:
_____________________________________________________________________________________________________________________________________________________________

NEPHROS, INC.
3960 BROADWAY
NEW YORK, NEW YORK 10032
___________________

NOTICE OF

ADJOURNED ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

WE STILL NEED YOUR VOTE TO APPROVE PROPOSAL SIX

On Tuesday, May 22, 2007, at the annual meeting of stockholders of Nephros, Inc. (“Nephros”), the stockholders of Nephros voted to approve proposals one through five.  Nephros adjourned the meeting for purposes of voting on proposal six to Tuesday, June 12, 2007.  The meeting will take place at Nephros’ offices located at 3960 Broadway, New York, New York 10032 at 11:00 a.m.

Proposal six is to approve an amendment to Nephros’ certificate of incorporation to repeal a restriction on stockholder action without a meeting.  The proposal is more fully described in the previously mailed proxy statement dated April 30, 2007.  This proposal requires the affirmative vote of 80% of the outstanding shares of common stock as of the close of business on the record date of April 27, 2007.  Of the shares that voted on proposal six, over 73.5% have voted in favor of the proposal.

           YOUR VOTE IS IMPORTANT regardless of the number of shares you own.  Stockholders of Nephros who have not already provided a proxy with respect to the annual meeting are being provided a proxy card in the enclosed postage paid envelope.  Therefore, on behalf of the Board of Directors, I urge you, if you have not already done so, to please take a moment now and vote FOR proposal six by signing, dating and mailing the enclosed proxy card.  Your broker cannot vote your shares for you on these proposals without your written instructions.

Thank you for your support and assistance.

Sincerely,

/s/ Norman J. Barta
Norman J. Barta
President, Chief Executive Officer
and Corporate Secretary

May 24, 2007

PLEASE VOTE NOW BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD

ADJOURNED ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEPHROS, INC.

     The undersigned stockholder of Nephros, Inc., a Delaware corporation (“Nephros”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the subsequent letter with respect to the 2006 Annual Meeting and its adjournment to Tuesday, June 12, 2007, and appoints Norman J. Barta and Mark W. Lerner, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the adjournment of the 2006 Annual Meeting of Stockholders of Nephros, to be held on Tuesday, June 12, 2007 at 11:00 a.m., at Nephros’ offices located at 3960 Broadway, New York, New York 10032, and any adjournment thereof with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on reverse side.)

The undersigned hereby directs this proxy to be voted as follows:

PLEASE MARK YOUR VOTES IN THE
FOLLOWING MANNER, USING DARK INK
ONLY:    ☒

	FOR	AGAINST	ABSTAIN

Proposal 6: To approve an amendment to the Nephros, Inc. certificate of incorporation to repeal a restriction on stockholder action without a meeting	☐	☐	☐

At the proxies’ discretion on any other matters which may properly come before the meeting or any adjournment or postponement thereof.

The shares represented by this proxy will be voted in accordance with the specification made.  If no specification is made, the shares represented by this proxy will be voted for proposal six, and for such other matters as may properly come before the meeting as the proxy holders deem advisable.

Dated: _____________, 2007.

Signature(s):	________________________________

     This proxy should be dated, signed by the stockholder(s) exactly as his or her name appears herein, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate; if shares are held by joint tenants or as community property, both stockholders should sign.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.